Exhibit 8.1

List of Subsidiaries and Affiliated Entities

Subsidiaries	Place of Incorporation
Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman
Impetus Investment Limited	Cayman
Can-Achieve Academy Limited	Canada
Can-Achieve International Education Limited (Vancouver)	Canada
Bright Can-Achieve Pte. Ltd.	Singapore
Foundation Global Education (Singapore) Pte. Ltd.	Singapore
FGE Holdings Limited	BVI
Bright Can-Achieve Limited	Hong Kong
Foundation Global Education Limited	Hong Kong
Foundation Education China Limited	Hong Kong
Foundation Academy Limited	Hong Kong
Foundation Education Services Limited	Hong Kong
Time Education China Holdings Limited	Hong Kong
Xin Rui Management Co., Ltd.	Hong Kong
Bright Scholar (UK) Holdings Limited	United Kingdom
Bright Scholar (BCS) Property Limited	United Kingdom
Bournemouth Collegiate School Limited	United Kingdom
Bosworth Independent School Limited	United Kingdom
ST Michael's School Limited	United Kingdom
CATS Colleges Holdings Limited	United Kingdom
Worthgate School Limited	United Kingdom
Guildhouse School Limited	United Kingdom
CATS Retail Limited	United Kingdom
Cambridge School of Visual and Performing Arts Limited	United Kingdom
Cambridge Arts and Science Limited	United Kingdom
Cambridge School of Art and Design Limited	United Kingdom
CEG Properties Limited	United Kingdom
CEG Colleges Limited	United Kingdom
CGS Administrative Services Limited	United Kingdom
Stafford House Companies Limited	United Kingdom
Stafford House School of English Limited	United Kingdom
Stafford House Study Holidays Limited	United Kingdom
Study Holidays Limited	United Kingdom
Cambridge Education Group Holdings Inc.	United States
CATS Academy Boston Inc.	United States
Boston Academy of English Inc.	United States
Intrax English Academies LLC	United States
Can-achieve Global Education, Inc	United States
Foundation Global Education (USA) Inc	United States
BRIGHT CAN-ACHIEVE LLC	United States
CATS Education Services FZ - LLC	Dubai
Bright Can-Achieve Education Company Limited	Vietnam
CEG Education Technology (Shanghai) Co., Ltd.	The PRC
Beijing Cambridge Arts and Science Consulting Co., Ltd.	The PRC
Shanghai CGS Cultural Media Co., Ltd.	The PRC
Shanghai CGS Consulting Management Co., Ltd.	The PRC
Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC
Foundation Information Consulting (Shanghai) Co., Ltd.	The PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC
Shenzhen Qianhai Xingkeyucai Trading Co., Ltd.	The PRC
Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.	The PRC
Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC
Beijing Jingshiboda Education Technology Co., Ltd.	The PRC
Zhuhai Xin Xu Education Consulting Co., Ltd.	The PRC
Hangzhou Impression Arts Training Co., Ltd.	The PRC
Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC
Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC
Bright Scholar Wanjia (Beijing) Education Consulting Co., Ltd.	The PRC
Beijing Can-achieve Lingying Information Consulting Co., Ltd.	The PRC

Beijing Yinxiang Bright Scholar Education Consulting Co., Ltd.	The PRC
Shanghai Yinle Arts Training Co., Ltd.	The PRC
Guangdong Leyu Weilai Property Management Co., Ltd.	The PRC
Hangzhou Hangbogui Apartment Management Co., Ltd.	The PRC
Guangzhou Nansha Kaiyu Management Consulting Co., Ltd.	The PRC
Hangzhou Tongyan Impression Media Co., Ltd.	The PRC
Hangzhou Luzhi Media Co., Ltd.	The PRC

VIEs	Place of Incorporation
Foshan Yongliang Education Technology Co., Ltd.	The PRC
Foshan Zhiliang Education Technology Co., Ltd.	The PRC
Beijing Boteng Consulting Co., Ltd.	The PRC

Subsidiaries held by VIEs	Place of Incorporation
Foshan Shunde Beijiao Town Xingjian Art Training Co., Ltd.	The PRC
Guangzhou Huihua Education Consulting Co., Ltd.	The PRC
Beijing Huanxue International Travel Limited	The PRC
Guangdong Lebeimeng Education Consulting Co., Ltd.	The PRC
Guangzhou Xingzhu Information Technology Co., Ltd.	The PRC
Guangdong Bright Scholar Ivy League Education Science Research Institute Co., Ltd.	The PRC
Tongxiang Wuzhen Leti Camping Operation Management Co., Ltd.	The PRC
Foshan Kunshun Culture Co., Ltd.	The PRC
Beijing Boteng Technology Co., Ltd.	The PRC
Foshan ShunQian Culture Co., Ltd.	The PRC
Guangzhou Shunheng Culture Co., Ltd.	The PRC
Jiangmen Shunkun Culture Co., Ltd.	The PRC
Changsha Kunheng Culture Co., Ltd.	The PRC
Jurong Shuntai Culture Co., Ltd.	The PRC
Foshan Yixue Culture Co., Ltd.	The PRC
Foshan Saiyuan Culture Co., Ltd.	The PRC
Guangzhou Yinghe Culture Co., Ltd.	The PRC
Guangzhou Feijia Culture Co., Ltd.	The PRC

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